UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: August 28, 2009


                                 ZEALOUS, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


               NEVADA               000-26383             88-0325940
         ------------------------------------------------------------
         (State or other	(Commission File	(IRS Employer
	   Jurisdiction		     Number)		  I.D. No.)
	 of Incorporation
         or organization)


              15641 Red Hill Avenue, Suite 200, Tustin, CA 92780
           --------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code (310) 885-7333


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR
    230.425)

[ ] Soliciting material  pursuant  to  Rule 14a-12 under  the  Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement  communications  pursuant  to  Rule   14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))



ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous Independent Accountants

On August 24, 2009, Zealous, Inc. (the Company) dismissed Mallah Furman (F/K/A Berkovits & Company, LLP) as the Company's independent registered public accounting firm. The decision to change accountants was approved by the Board of Directors of the Company.

The former accountant's report on our financial statements for each of the two most recent fiscal years ended December 31, 2008 and December 31, 2007 as well as any additional reports issued within the respective periods, inclusive of the quarterly reports on form 10Q for the periods March 31, 2008 and 2007, June 30, 2008 and 2007, and September 30, 2008 and 2007, did not contain any adverse opinions or disclaimers of opinions and is not qualified or modified as to any uncertainty except that the report of Mallah Furman, for the two most recent fiscal years, and any additional reports issued therein, indicated conditions which raised substantial doubt about the Company's ability to continue as a going concern.

During the Company's two most recent fiscal years through the date of the change in auditors there were no (1) disagreements with Mallah Furman on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mallah Furman, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such period or (2) reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Mallah Furman with a copy of the disclosure contained in this Form 8-K and requested that Mallah Furman furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Mallah Furman's letter, dated October 29, 2009, is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Accountants

Effective as of August 24, 2009, the Company engaged De Joya Griffith & Company, LLC ("De Joya Griffith") as the Company's new independent registered public accounting firm to audit the Company's financial statements. The decision to change accountants was approved by the Board of Directors of the Company as of August 21, 2009.

During the two fiscal years ended December 31, 2008 and December 31, 2007 and through August 24, 2009, the Company has not consulted De Joya Griffith regarding either (a) the application of accounting principles to any completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (b) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K. We have provided a copy of the disclosures in this report to De Joya Griffith and offered them the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(ii)(D) of Regulation S-K. De Joya Griffith has advised that it does not intend to furnish such a letter to the Commission.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

16.1 Letter from Mallah Furman (F/K/A Berkovits & Company, LLP) dated October 29, 2009



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     	Zealous, Inc.


                                      	By:   	/s/ Milton C. Ault III
					      	----------------------
                                      	Name:   Milton C. Ault III
                                      	Title:  Chief Executive Officer

Date:  October 29, 2009